===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                Community Trust Financial Services Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 21, 1999



NOTICE HEREBY IS GIVEN that the 1999 Annual Meeting of Stockholders of Community Trust Financial Services Corporation (the "Company") will be held in the lobby of Community Trust Bank (the "Bank"), 3844 Atlanta Highway, Hiram, Georgia, on Wednesday, April 21, 1999 at 4:00 p.m., local time, for the purpose of considering and voting upon:


     1. A proposal to elect three Directors of the Company for terms ending in 2002.

     2. A proposal to ratify the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 1999.

     3. Such other business as properly may come before the Annual Meeting or any adjournments thereof.


Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 19, 1999 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.


                                   By Order of the Board of Directors



                                   /s/ Angel J. Byrd
                                   -----------------
                                   Angel J. Byrd
                                   Secretary


Hiram, Georgia
March 24, 1999



PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY CARD AND VOTE IN PERSON IF YOU SO DESIRE.

                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION
                             3844 ATLANTA HIGHWAY
                                P.O. BOX 1700
                             HIRAM, GEORGIA 30141


                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 21, 1999


This Proxy Statement is furnished to the stockholders of Community Trust Financial Services Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1999 Annual Meeting of Stockholders and at any adjournments thereof. The Annual Meeting will be held on Wednesday, April 21, 1999 in the lobby of Community Trust Bank (the "Bank"), 3844 Atlanta Highway, Hiram, Georgia, at 4:00 p.m., local time.

At this meeting, shareholders will be asked to (i) elect three directors, J. Calvin Earwood, W. A. Foster III, and Tommie R. Graham, Jr., for terms expiring in 2002, (ii) to ratify appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 1999, and
(iii) to transact such other business as properly may come before the Annual Meeting or any adjournments thereof.

The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is March 24, 1999.

The principal executive offices of the Company are located at 3844 Atlanta Highway, Hiram, Georgia, 30141; and the phone number is 770-445-1014.


                                    VOTING


GENERAL

The securities which can be voted at the Annual Meeting consist of Common Stock of the Company, $2.50 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is March 19, 1999. On the record date, 1,148,278 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect Directors and to ratify the appointment of independent accountants. These matters are described in the following sections of this Proxy Statement.

PROXIES

In voting with regard to the election of Directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to the proposal to ratify the appointment of independent accountants, stockholders may vote in favor of or against the proposal or may abstain from voting. Stockholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE THREE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSAL 2, AS SET FORTH ON THE PROXY CARD. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. All proxy cards delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later dated proxy card or by voting in person at the Annual Meeting. Notice should be submitted to the Secretary of the Company, 3844 Atlanta Highway, P. O. Box 1700, Hiram, Georgia, 30141, by delivering a later dated proxy card or by voting in person at the Annual Meeting.

All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Such costs include any charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. Solicitation also may be undertaken by mail, telephone and personal contact by Directors, officers and employees of the Company or the Bank without additional compensation.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 12, 1999 regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and by all of the Directors and Executive Officers of the Company as a group.

                                        AMOUNT AND NATURE
                                        OF BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP/(1)/     PERCENT OF CLASS
------------------------------------    --------------     ----------------

Wayne Tibbitts/(2)/
477 Indian Lake Court
Hiram, Georgia 30141                        62,957               5.48%


All Directors and Executive
Officers as a group
(9 persons)/(3)(4)/                         164,363              13.58%


________________
(1) The stock ownership information shown has been furnished to the Company by the named person and group. Beneficial ownership as reported in the table has been determined in accordance with Securities and Exchange Commission regulations and includes shares of the Company's Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days upon the exercise of outstanding stock options. Except as otherwise referenced in Notes (2), (3), and (4) below, the named person and group have sole voting and investment power with regard to the shares shown as owned by them.
(2) The shares shown include 4,067 shares which are owned by the stockholder's spouse, and 802 shares which are owned by the stockholder's spouse jointly with the spouse's brother.
(3) The shares shown include 8,005 shares which are held by three Directors jointly with their spouses, 4,038 shares which are owned by the spouses of three Directors, 170 shares which are owned by other family members who reside in the households of two Directors, and 600 shares which are held by Directors as trustees for their children.
(4) The shares shown include 5,500 shares which are subject to options held by an Executive Officer, and 56,738 shares which are subject to options held by eight Directors, which such Executive Officer and Directors have the right to acquire within 60 days from March 12, 1999.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING AND COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors, and persons who beneficially own ten percent or more of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These Officers, Directors, and beneficial owners are also required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, each person who, at any time during the year ended December 31, 1998, was a Director, Executive Officer, or beneficial owner of more than ten percent of the Company's Common Stock filed, on a timely basis, all reports required to be filed by them, during such year, pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                      PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

The Bylaws of the Company provide that the Board of Directors shall consist of at least three, but not more than ten members, with the precise number of Directors to be fixed by resolution of the Board of Directors. The Bylaws of the Company also provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are elected for a term of three years and until their successors are elected and qualified with one class of Directors being elected by ballot annually. Additionally, the Bylaws of the Company provide that any vacancy occurring in the Board of Directors may be filled by a person selected by the affirmative vote of a majority of the remaining Directors. A Director selected to fill a vacancy serves for the unexpired term of such Director's predecessor; provided, however, that a vacancy resulting from an increase in the size of the Board of Directors may be filled by a person whose term of office must expire at the next election of Directors by the shareholders.

In accordance with the Bylaws, the Board of Directors has set the number of Directors at eight and has nominated the three persons named below to serve as Directors until the 2002 Annual Meeting of Stockholders and until their respective successors are elected. The three nominees have served continuously as members of the Board of Directors of the Company since the organization of the Company in October 1988.

Each of the nominees has consented, if re-elected as a Director of the Company, to serve until his or her term expires. However, if any of the nominees should become unavailable to serve for any reason (which is not anticipated), the Board of Directors, in its discretion, may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), may allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or may, by resolution, reduce the authorized number of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE THREE NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 2002 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

The following table sets forth certain information as of March 12, 1999 about each of the Directors of the Company, including the three nominees for Director.

                         INFORMATION ABOUT             AMOUNT AND NATURE OF
                         NOMINEES AND                  BENEFICIAL OWNERSHIP/(1)/
NAME AND AGE             CONTINUING DIRECTORS          (% OF CLASS)
------------             --------------------          -------------------------

                  NOMINEES FOR DIRECTOR (TERM EXPIRING 2002)


J. Calvin Earwood        Mr. Earwood is a Director of the         25,551/(2)/
(57)                     Company and the Bank and served as       (2.21%)
                         Chairman of the Board of the Bank
                         from April 1989 to April 1990.
                         Mr. Earwood has been owner and President of Sunbelt Fasteners, Inc. in Dallas,
                         Georgia since 1983.  He also has served
                         as Chairman of the Board of Oglethorpe
                         Power Corporation since March 1989 and
                         as Vice Chairman of the Board of
                         Oglethorpe Power Corporation from March
                         1984 to March 1989 and as director of
                         Oglethorpe Power Corporation since 1981.
                         Additionally, he has served as director
                         of Greystone Power Corporation since 1977.


W. A. Foster III         Mr. Foster is a Director of the          43,745/(3)/
(54)                     Company and the Bank and has served      (3.78%)
                         as Chairman of the Board of the Company
                         and the Bank since April 1994.  He pre-
                         viously served as Chairman of the Board
                         of the Company and the Bank from April
                         1990 to April 1991.  Mr. Foster served as
                         District Attorney for the Tallapoosa
                         Judicial Circuit of the State of Georgia from 1978 until 1992. Since 1992 he has served as a Judge of the Superior Court for the Tallapoosa Circuit.


------------------------
(1) The stock ownership information shown has been furnished to the Company by the named persons. Beneficial ownership as reported in the table has been determined in accordance with Securities and Exchange Commission regulations and includes shares of the Company's Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days upon the exercise of outstanding stock options. Except as otherwise referenced in Notes (2) through (9) below, the named persons have sole voting and investment power with regard to the shares shown as owned by them.
(2) Shares shown include 240 shares owned by the named person's spouse, as to which he disclaims beneficial ownership, and 9,000 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.
(3) Shares shown include 150 shares held by a family member who resides in his household, and 9,000 shares beneficially owned by the named person through a right to acquire additional shares upon the exercise of outstanding stock options.

Tommie R. Graham, Jr.    Mr. Graham has served as a Director          9,636/(4)/
(41)                     of the Company since its organization          (*)
                         in October 1988.  He served as a
                         Director of the Bank from 1987 until
                         September 1996. He served as
                         Secretary-Treasurer of the Company from
                         October 1988 until April 1997. Mr. Graham has served as Manager of Jeriel Supply, LC, a building products company since
                         February 1996.  Prior to Mr. Graham's
                         service at Jeriel, he served as
                         Secretary-Treasurer of Railroad Lumber
                         Company, Inc. since July 1991. Mr. Graham served as Executive Vice President of the Bank from December 1986 to June 1991.



                   CONTINUING DIRECTORS (TERM EXPIRING 2000)



Ronnie L. Austin         Mr. Austin is a Director and the             9,327/(5)/
(50)                     President and Chief Executive                  (*)
                         Officer of the Company and the Bank.
                         He has served as the President and Chief
                         Executive Officer of the Company since
                         the organization of the Company in
                         October 1988. Before assuming his position as President and Chief Executive Officer of the Bank in December 1986, Mr. Austin served as Executive Vice President and Senior Loan Officer of the Peoples Bank of
                         Bartow County from 1985 to 1986, and
                         as Vice President and Senior Loan Officer of the First National Bank of Paulding
                         County from 1975 to 1985.


R. Alan Bullock          Mr. Bullock has served as a Director of     20,700/(6)/
(45)                     the Company since its organization in        (1.79%)
                         October 1988.  He served as a Director of the


------------------------
* Less than one percent.
(4) Shares shown include 200 shares held jointly with the named person's spouse as custodian for their minor children, 20 shares held by a family member who resides in his household, and 9,000 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.
(5) Shares shown include 670 shares owned by the named person's spouse, and 4,667 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.
(6) Shares shown include 300 shares held by the named person as custodian for his minor children, 1,400 shares held by the named person jointly with his spouse, and 9,000 shares beneficially owned by the named person through a right to acquire additional shares upon the exercise of outstanding stock options.

                   Bank from 1987 until September 1996. He served as Chairman of the Board of the Company and the Bank from April 1991 to April 1992. Since 1985, Mr. Bullock has served as a senior partner of Bullock, Terrell and Mannelly, a company based in Atlanta, Georgia involved in industrial development, real estate finance and marketing, and property management.

Bobbie P. Cooper   Mrs. Cooper is a Director of                      31,349/(7)/
(60)               the Company and the Bank and                       (2.71%)
                   previously served as Chairman of the
                   Board of the Company and the Bank
                   from April 1992 to April 1993. She served as Secretary-Treasurer of the Company from April 1997 until December 1997. Mrs. Cooper was co-owner of Three C's Clothing in Dallas, Georgia from 1964 until 1992. Since 1970 she has been co-owner of Cooper Rentals, which owns and manages real estate.



                   CONTINUING DIRECTORS (TERM EXPIRING 2001)


George Berry       Mr. Berry has served as a Director                 2,666/(8)/
(61)               of the Company since he was appointed                 (*)
                   by the Board of Directors in May 1997.
                   Mr. Berry has served as Senior Vice-President of Cousins Properties Inc., a real estate development firm, since April 1990. Mr. Berry has served as a Director of ASA Holdings, Inc.
                   since May 1998. Prior to April 1990, Mr. Berry served as Commissioner of the Dept. of Industry, Trade, and Tourism for the State of Georgia. He also served as Chairman of the Metropolitan Atlanta
                   Olympic Games Authority from 1993 to 1996.


------------------------
* Less than one percent
(7) Shares shown include 3,128 shares held by the named person's spouse in a self-directed IRA, and 9,000 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.
(8) Shares shown include 666 shares beneficially owned by the named person through a right to acquire additional shares upon the exercise of outstanding stock options.

John Helms         Mr. Helms is a Director of the                    15,505/(9)/
(69)               Company and the Bank and previously                 (1.34%)
                   served as Chairman of the Board of the
                   Company and the Bank from April 1993 to
                   April 1994.  Mr. Helms owned and operated
                   Helms Brothers Well Boring Company in
                   Villa Rica, Georgia from1958 until February
                   1990. He retired in January 1993 as Chairman of the Paulding County Commission in which capacity he had served since January 1989.

__________________
(9) Shares shown include 6,405 shares held by the named person jointly with his spouse, 100 shares held by him as trustee for his child, and 6,405 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, including an Audit Committee, a Compensation Committee, and a Nominating Committee. During the fiscal year ended December 31, 1998, the Board of Directors held six meetings, the Audit Committee held two meetings, the Compensation Committee held five meetings, and the Nominating Committee held one meeting. Each Director attended at least 75% of the aggregate of all meetings of the full Board and of each committee of which he is a member.

The Audit Committee is composed of Messrs. Berry, Bullock, and Foster. This committee is responsible for reviewing the Company's audit plan with its independent accountants, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees.

The Compensation Committee consists of Messrs. Berry, Earwood, and Graham. This committee reviews the performance of the President, determines the appropriate salary and bonus for the President, and determines the appropriate funding for a bonus pool from which the President pays all other executive officer bonuses. This committee also administers the Company's 1993 Stock Option Plans, making recommendations to the Board concerning the granting of options to eligible employees thereunder.

The Nominating Committee, composed of Messrs. Austin, Earwood, Foster, Graham, and Helms serves to select nominees for election as Directors. The Board of Directors will consider nominees recommended by stockholders if presented in writing to the Board of Directors prior to formal action by the Board (which occurred on February 18, 1999 with regard to the nominees for election at the 1999 Annual Meeting).

COMPENSATION OF DIRECTORS

As compensation for serving as a Director of the Company, each non-employee Director received $500 for each full Board meeting held in 1998. In addition, each non-employee Director received $100 for each committee meeting attended. Directors who also are employees of the Company or a subsidiary of the Company receive no fees for attendance at meetings of the full Board or committees thereof.

On each January 1st that a non-employee Director serves as such, he or she shall receive an option under the Company's 1993 Directors Stock Option Plan to acquire 1,000 shares of Company Common Stock. New non-employee Directors who join the Board shall also receive an option to acquire 1,000 shares on the date they join. Each option granted under the 1993 Directors Stock Option Plan expires ten years from the date the option is granted and is exercisable in increments of 33% per year (cumulative), beginning after one full year from the date the option is granted.

OFFICERS


The table set forth below shows for each executive officer of the Company (i) the person's name, (ii) his or her age as of March 12, 1999, (iii) the year he or she was first elected as an officer of the Company, and (iv) his or her present positions with the Company and his or her other business experience for the past five years.



NAME AND AGE       Business Experience
------------       -------------------

Ronnie L. Austin   Mr. Austin is a Director of the Company and is the President
(50)               and Chief Executive Officer of the Company and the Bank./(1)/

Angel J. Byrd      Ms. Byrd has served as Comptroller of the Company since
(43)               April 1996 and was elected as Secretary of the Company in
                   December 1997. Ms. Byrd also has served as Senior Vice
                   President and Chief Financial Officer of the Bank since April
                   1996. Prior to 1996, Ms. Byrd served as Vice President and
                   Chief Financial Officer of the Bank since December 1991.
                   Prior to December 1997, Ms. Byrd served as Assistant
                   Secretary of the Company.

________________
(1) See Proposal 1-Election of Directors above for a description of Mr. Austin's prior business experience.

EXECUTIVE COMPENSATION

CASH COMPENSATION. The following table sets forth, for the fiscal years ended December 31,1998, 1997, and 1996, the compensation paid to, or accrued by the Company or the Bank for, the Company's Chief Executive Officer. No other executive officer of the Company or the Bank received compensation for any such fiscal years which exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                                               LONG TERM
                                                              COMPENSATION
                                ANNUAL COMPENSATION              AWARDS
                               ---------------------           ------------
                                                                NUMBER OF
NAME AND                                                        SECURITIES
PRINCIPAL                                                       UNDERLYING        ALL OTHER
POSITION                    YEAR        SALARY ($)   BONUS ($)   OPTIONS (#)  COMPENSATION/(1)/($)
---------                  ------      -----------  ----------   ----------   --------------------
Ronnie L. Austin            1998        119,028         -0-       8,000             5,431
(Chief Executive            1997        107,405      15,680       1,000             5,296
Officer)                    1996         98,416      12,344       1,000             4,800

______________
(1) Compensation in this column consists of the dollar value of insurance premiums paid by the Company during the year with respect to a life insurance policy payable to Mr. Austin or his beneficiaries and the Company's contribution in matching funds to Mr. Austin's 401K.



                       OPTION GRANTS IN LAST FISCAL YEAR

                                               % OF TOTAL
                                 NUMBER OF     OPTIONS
                                 SECURITIES    GRANTED TO   EXERCISE
                                 UNDERLYING    EMPLOYEES    OR BASE
                                 OPTIONS       IN FISCAL    PRICE     EXPIRATION
NAME                             GRANTED (#)   YEAR         ($/SH)    DATE
------------                     ---------     --------     -------   ---------
Ronnie L. Austin                  6,000/(1)/     48.00       15.79      1/1/2008
Ronnie L. Austin                    709/(2)/      5.67       17.00     8/18/2003
Ronnie L. Austin                    382/(2)/      3.06       17.00     2/22/2004
Ronnie L. Austin                    463/(2)/      3.70       17.00      1/1/2005
Ronnie L. Austin                    392/(2)/      3.14       17.00      1/1/2006
Ronnie L. Austin                     54/(2)/      0.43       17.00      1/1/2007

--------------------------
(1) Mr. Austin was awarded an option to acquire 6,000 shares of Company Common Stock under the Company's 1993 Stock Option Plan. This option expires ten years from the date the option was granted and is exercisable in increments of 33% per year (cumulative), beginning after one full year from the date the option was granted. The 1993 Stock Option Plan specifies that all options have a reload feature which allows the optionee to pay for exercise of all or part of an option with shares of Common Stock in the Company. If an optionee chooses to pay for exercise in this manner, a reload option is granted (i) for the same number of shares as is exchanged in payment for the exercise of such option, (ii) as of the date of such payment, and (iii) subject to all the same terms and conditions as such option; provided, the option price for shares subject to the reload option shall be determined pursuant to the Plan's description of the fair market value of such shares on the date the reload option is granted. An optionee who pays for exercise of a reload option with shares of the Common Stock is entitled to a successive reload option. In no event shall the term of any reload option extend beyond the original term of the option with respect to which such reload option was granted.
(2) This reload option was granted pursuant to the Company's 1993 Stock Option Plan.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                            NUMBER OF             VALUE OF
                                                            SECURITIES UNDER-     UNEXERCISED
                                                            LYING UNEXERCISED     IN-THE-MONEY
                                                            OPTIONS AT FISCAL     OPTIONS AT FISCAL
                                                            YEAR-END (#)          YEAR-END ($)
                             SHARES
                             ACQUIRED ON      VALUE         EXERCISABLE/          EXERCISABLE/
NAME                         EXERCISE(#)    REALIZED($)     UNEXERCISABLE         UNEXERCISABLE
------------                 -----------    ----------      -------------         -------------
Ronnie L .Austin             4,940          47,004          4,667 / 4,333         6,561 / 6,648/(1)/

________________
(1) The value of in-the-money options at fiscal year-end is calculated by subtracting the aggregate exercise price of such options from the aggregate year-end market value of the securities underlying the options. The year-end market value is determined by calculating a weighted average of the last three months' stock transactions. If there are less than ten transactions in the three months prior to year-end, the time period is extended up to one year in order to have an adequate sample of transactions. If there have been no transactions within the past year, the prior year-end market value is considered representative of the present year-end market value. The Directors of the Company may exclude from the calculation any transaction that they deem not representative of the normal market for Company stock. Although the Company is usually privy to the sale price concerning any transactions of Company stock, stockholders may choose not to disclose this information. If such a transaction occurs, it accordingly will not be recognized in the calculation of market value of the Company stock.


TRANSACTIONS WITH MANAGEMENT

On January 1, 1998, the Company entered into a five (5) year Employment Agreement with Ronnie Austin, the Company's President and Chief Executive Officer (the "Agreement"). Under the Agreement, Mr. Austin is employed as President and Chief Executive Officer of the Company at an initial base salary of $119,025, plus certain benefits, including all benefits that are made available to other senior executives of the Company. The Agreement provides that the base salary shall increase each year by an amount equal to the increase in the Consumer Price Index for Atlanta, Georgia. Under the Agreement, Mr. Austin also is entitled to annual incentive compensation based upon the Company's return on average equity for the year. The Agreement also provides for the grant to Mr. Austin, on January 1 of each year during the term of the Agreement, of an incentive stock option to acquire 1,000 shares of the Company's common stock. The Agreement contains provisions that purport to restrict Mr. Austin's ability to compete with the Company or solicit its employees for a specified period following the termination of his employment. The Agreement provides that if (i) the Company terminates Mr. Austin's employment without "cause," or (ii) Mr. Austin terminates his employment (a) within 30 days following a "change in control" of the Company or the Bank or (b) following a breach by the Company of the Agreement in any material respect, then Mr. Austin is entitled to a lump sum severance payment in an amount equal to one year's base salary as in effect on the date of Mr. Austin's termination.

The Bank has a policy of offering loans to Directors, Executive Officers, principal stockholders and their affiliates with terms and rates which are commensurate with those offered to unaffiliated borrowers of similar financial standing with similar type loans. Loans by the Bank to affiliates of the Company or the Bank are made in the ordinary course of business on the same terms, including collateral requirements, as those of comparable loans made at the same time to unaffiliated borrowers and do not involve more than the normal risk of collectibility or contain other unfavorable features. All loans extended by the Bank to Directors, Executive Officers, principal stockholders and their affiliates during the year ended December 31, 1998 were made in accordance with the policy set forth above.



                                  PROPOSAL 2
            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed the firm of Porter Keadle Moore, LLP to continue as independent accountants of the Company for the fiscal year ending December 31, 1999 and has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Porter Keadle Moore, LLP has served as independent accountants of the Bank since 1987 and of the Company since 1991 and is considered by management of the Company and the Bank to be well qualified. If the stockholders do not ratify the appointment of Porter Keadle Moore, LLP, the Board of Directors will reconsider the appointment.

Representatives of Porter Keadle Moore, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PORTER KEADLE MOORE, LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                STOCKHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be made in writing and received by the Company on or before November 23, 1999 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. All such proposals should be submitted by certified mail, return receipt requested, to the Secretary of the Company, 3844 Atlanta Highway, P. O. Box 1700, Hiram, Georgia 30141.


             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING


The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matters should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgement of what is in the best interest of the Company.

The Board of Directors urges each stockholder, whether or not he intends to be present at the Annual Meeting, to vote "FOR" each of the proposals listed on the enclosed proxy card and to complete, date, sign and return the proxy card as promptly as possible.



                                    By Order of the Board of Directors


                                    /s/ W A. Foster III
                                    -------------------


                                    W. A. Foster III
                                    Chairman of the Board

Hiram, Georgia
March 24, 1999

                                _______________

The Company's 1998 Annual Report, which includes audited financial statements, is being mailed to stockholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION

                     THIS REVOCABLE PROXY IS SOLICITED BY

      THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints George Berry, R. Alan Bullock, and Bobbie Cooper, and each of them, proxies, with full powers of substitution, to act for, and in the name of, the undersigned to vote all shares of common stock of Community Trust Financial Services Corporation (the "Company") which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders, to be held in the lobby of Community Trust Bank, 3844 Atlanta Highway, Hiram, Georgia, on Wednesday, April 21, 1999 at 4:00 p.m., local time, and at any and all adjournments thereof, as indicated below. The Board of Directors recommends a vote "FOR" each of the listed proposals.

1. The election as Directors of the three nominees listed below to serve until the 2002 Annual Meeting and until their successors are elected and qualified.

   _________  FOR ALL NOMINEES Listed below (except as marked to the contrary below)

   _________  WITHHOLD AUTHORITY  to vote for all nominees listed below.

   INSTRUCTION: To withhold your vote for any individual  nominee, strike a line through the nominee's name in the list below.

   J. Calvin Earwood         W. A. Foster, III         Tommie R. Graham, Jr.

2. The ratification of the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending
   December 31, 1999.   ____  FOR  ____  AGAINST    ____ ABSTAIN

   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

         (continued, and to be signed and dated, on the reverse side)


In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any adjournments thereof.

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted in the discretion of the proxies "FOR" the election of all nominees named in Proposal 1 and "FOR" Proposal 2. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in accordance with their judgment of what is in the best interest of the Company. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting.

                                     Please mark this proxy card on the reverse side and then date and sign this proxy card below exactly as your name appears hereon. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, custodian or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.

                                     Signature
                                               --------------------------------

                                     Signature
                                               --------------------------------
                                     (If shares held jointly)

                                     Date                                , 1999.
                                          ------------------------------

                                     Attending the Annual Meeting?  YES    NO
                                                                        --   --